UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2020

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	SJM	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The J. M. Smucker Company (the “Company”) previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2019, that David J. Lemmon, formerly President, Pet Food and Pet Snacks, was no longer an executive officer of the Company. In connection with Mr. Lemmon’s departure from the Company, the Company and Mr. Lemmon have entered into a Separation Agreement (the “Separation Agreement”), effective as of January 10, 2020, pursuant to which the Company and Mr. Lemmon have agreed upon the terms of Mr. Lemmon’s separation from the Company.
Pursuant to the Separation Agreement, Mr. Lemmon has agreed to comply with certain cooperation, non-disparagement, non-disclosure, confidentiality, non-competition, and non-solicitation provisions. The Separation Agreement also provides for a customary waiver and release of claims, and the following benefits:

•	a lump sum payment of $527,000, less applicable taxes and withholding, which represents Mr. Lemmon’s monthly base salary multiplied by twelve (12), payable on or before January 31, 2020;

•
a lump sum payment of $230,563, less applicable taxes and withholding, which represents Mr. Lemmon’s pro rata incentive payment for fiscal year 2020, payable in accordance with the Company’s normal incentive payment practices;

•
Mr. Lemmon’s outstanding unvested restricted stock awards granted on June 8, 2016, September 1, 2016, and June 15, 2017 will vest; all remaining unvested restricted stock awards or option grants are forfeited;

•	a lump sum payment of $6,000, which represents an amount equivalent to Mr. Lemmon’s COBRA premiums for twelve (12) months, payable on or before January 31, 2020;

•	a lump sum payment of $20,000, less applicable taxes and withholding, which represents an amount equivalent to two (2) months of a housing allowance, payable on or before January 31, 2020;

•
a lump sum payment of $85,000, less applicable taxes and withholding, which represents an amount intended to cover relocation expenses, payable on or before January 31, 2020; in addition, the Company has waived its right to recover $7,729 in relocation expenses Mr. Lemmon would have otherwise been required to repay in connection with the Company’s relocation program; and

•	outplacement services for the lesser of $5,000 of expenses or six (6) months.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which the Company will file as an exhibit to its Quarterly Report on Form 10-Q for the period ending January 31, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal and Compliance Officer and Secretary
Date:  January 14, 2020

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